Investor Presentation – January 2020 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Strengthen Franchise through Acquisitions Grow and establish presence in the market Focus on targets with strong deposit base Total Acquired Loans and Leases Total Originated Loans and Leases The Byline Difference Source: Company Management and SNL Financial. Note: Data for the quarter ended December 31, 2019, unless otherwise stated. (1) Consolidating 4 Branches during Q1 2020 The Bank Chicago Deserves Deposits, Deposits, Deposits Diversified Commercial Lending Platform Transparent & Executable Growth Strategy Fourth Quarter Results 1 3 4 5 6 61 full service locations⁽¹⁾ Largest community bank branch network in the city of Chicago One of the Top 5 SBA lenders in the United States $68.0mm deposits per branch for 4Q19 We have optimized our network while improving deposit metrics Growth driven primarily by Commercial Banking Experienced lenders coupled with local decision making ($mm) Current Mix ($4.1bn) Cost of Deposits Seasoned Management Team & Board of Directors Management Years in Banking Years in Market Alberto Paracchini (CEO) Lindsay Corby (CFO) Owen Beacom (CCO) Total Management Average 26 18 36 27 26 18 36 27 Highly accomplished with strong track record Average of 38 years in banking Board Management team has extensive in-market experience with a track record of building shareholder value Demonstrated acquisition ability, having closed and integrated 3 transactions 2 61% Commercial 1 2 Capitalize on strong deposit franchise Quality deposit franchise and stable funding Small businesses a good sources of low cost deposits Drive Organic Loan Growth Capitalize on market opportunities Successfully attracting experienced bankers Net interest margin of 4.32% for 4Q19 Non-interest income decreased $290,000 from 3Q19 3 Non Interest Income

Total Assets $5,522 Total Loans & Leases $3,786 Total Deposits $4,148 Total Equity $750 Tangible Common Equity(2) $559   Loans & Leases / Deposits Ratio 92% Commercial Loans / Total Loans(3) 62% Non-interest Bearing Deposits / Total Deposits 31%   Adjusted Return on Average Assets(2) 1.17% Net Interest Margin 4.32% Adjusted Efficiency Ratio(2) (4) 60.51% Non-interest Income / Total Revenue(2) 21.21% A Leading Chicago Commercial Franchise Company Overview Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area Largest community bank(1) by assets, deposits and branches in the Chicago MSA and the city of Chicago $207 million recapitalization during 2013, the largest recap in Chicago in 25 years First Chicago bank IPO in over 15 years raising $125 million in 2017 Source: Company Management and SNL Financial. Data as of, or for the quarter ended, December 31, 2019. Ratios annualized (recalculated as an annual rate) where applicable. Financial Highlights ($mm) Size Loan & Deposit Profitability Branch Franchise (3) Represents the sum of Commercial & Industrial Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. (4) Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income. (1) Represents $1-10bn banks by assets in the city of Chicago. (2) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Brookfield, WI

The Byline Franchise Commercial Banking Wealth Management Size Customer and Market Focus $4.1 billion in total deposits 61 branch locations⁽¹⁾ Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.4 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, sponsor finance, commercial deposits & treasury management $531.2 million in assets under management 6 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Source: Company Management. Note: Data as of, or for the quarter ended, December 31, 2019. (1) Consolidating 4 Branches during Q1 2020 Retail Banking Diversified product set with abilities to scale business lines both in-market and nationwide

Niche Lending Businesses Small Ticket Equipment Leasing Sponsor Finance Size Customer and Market Focus $604.1million loan portfolio Services throughout the Midwest and California Fourth most active lender in the U.S., #1 in Illinois and Wisconsin Selected as the Illinois SBA 7(a) Lender of the Year during 2018 Dedicated servicing, portfolio management and workout staff with specialized expertise in government guaranteed loans $179.6 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $255.0 million loan portfolio Nationwide lender Provides senior secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average loan size of $5.4 million Source: Company Management. Note: Data as of, or for the quarter ended, December 31, 2019. Small Business Capital

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Continue to bring in top tier talent with teams attracted to culture and local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage our infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Grow in existing markets and/or establish presence in contiguous new markets with meaningful market share Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise The quality of our deposit franchise and access to stable funding are key components of our success Small businesses are a significant source of low cost deposits and represent opportunities for growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators Non-interest bearing deposits consistently represent approximately 30% of total deposits Cost of deposits decreased to 0.88% in 4Q19 compared to 0.94% in 3Q19 27% growth in originated loan portfolio during 2019 Successfully attracting experienced bankers to grow market share Adjusted efficiency ratio improved to 58.5% in 2019 vs. 59.7% in 2018 Adjusted ROATCE improved to 12.78% in 2019 vs. 12.44% in 2018 Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Note: Data as of, for the quarter or year ended, December 31, 2019. Returning Capital to Shareholders Increasing profitability resulting in strong internal capital generation Balanced approach to capital allocation helps to effectively manage capital position 1.25 million share repurchase program authorized in November 2019 Initiation of $0.03/share cash dividend for the quarter in December 2019

Strengthening the Byline Franchise through Accretive Transactions Key Highlights Closed May 31, 2018 Pricing: 1.7x TCE / 9.1% core deposit premium Expanded Byline’s franchise to Evanston market with #2 deposit market share in the city Provided low-cost core deposit base with 36% DDA Added strong commercial banking team Further diversified revenue with addition of Trust & Wealth Management business Key Highlights (1) Excludes one-time merger-related expenses (2) Earnback calculated using the cross over method. Financial Impact $178.6 million transaction value 14.5% EPS accretion in 2019(1) TBV per share dilution earnback of 3.3 years(2) Added ~$1.0 billion in total deposits Added ~$900 million in total loans Provided increased scale to enhance efficiencies Closed April 30, 2019 Pricing: 1.65x TCE / 6.1% core deposit premium Expanded Byline’s footprint to the attractive sub-markets of Oak Park and River Forest Provided stable, low-cost deposit base with deposit beta of 2% (4Q16-2Q18) Efficient branches with average deposits of ~$100 million per branch Financial Impact $40.0 million transaction value 5.5% EPS accretion(1) TBV per share dilution earnback of 3.3 years(2) Added ~$300 million in total deposits Added ~$250 million in total loans Minimal execution risk given relative size

2020 Outlook and Strategic Priorities Areas of Focus Priorities for Capital Deployment Disciplined expense management to gain operating leverage Achieve loan and core deposit growth Continue executing relationship banking strategy Maintain credit and underwriting discipline Support organic balance sheet growth Opportunistically add banking talent Pursue M&A opportunities with acceptable return profile Return capital to shareholders

Fourth Quarter 2019 Results

Fourth Quarter 2019 Highlights Balance Sheet Earnings Revenue Key Operating Trends Total revenue of $68.4 million, a decrease of 5.8% from 3Q19 and an increase of 1.3% from 4Q18 Net interest income decreased 6.8% from 3Q19 reflecting lower margin given lower rate environment Non interest income was lower than 3Q19 due to lower GOS revenue and fair value charge on our servicing asset Recorded $935,000 fair value charge to servicing asset due to higher prepayment speeds and discount rate Solid growth in non interest bearing and other core deposits Deposit costs decreased 6 bps to 88 bps from 3Q19 due to improved deposit mix Adjusted efficiency ratio1 remained essentially flat at 60.51% Improved asset quality due to increased resolution activity Capital Management Announced 1.25 million share repurchase authorization Initiated cash dividend of $0.03 per share for the quarter Strong capital ratios will continue to support organic growth and M&A Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Net income of $15.9 million, or $0.41 per diluted share; adjusted net income1 of $16.1 million, or $0.42 per adjusted1 diluted share Merger-related expenses, system conversion expenses, and asset impairment charges impacted EPS by $0.01 ROAA of 1.16% and ROATCE of 12.20% for 4Q19 compared to 1.12% and 12.22% in 3Q19 Adjusted ROAA1 of 1.17% and ROATCE1 of 12.35% Total assets increased by $83.5 million, or 1.5% from 3Q19 and $579.2 million, or 11.7% from 4Q18 Total deposits increase by 6.5% annualized to $4.15 billion over 3Q19 Strong loan originations of $179 million offset by elevated payoff activity Increased liquidity reduced loan to deposit ratio to 91.56%

Loan and Lease Trends Loan & Lease Originations and Payoffs December 31, 2018 December 31, 2019 ($ in millions) Originated and Acquired Loan & Lease Portfolio Total loans and leases were $3.8 billion at 4Q19, a decrease of $45.4 million from the prior quarter, but up 8.1% from 4Q18 Originated portfolio increased by $67.5 million or 9.7% annualized Growth primarily driven by commercial lending Acquired portfolio decreased by $112.9 million Payoff activity increased by $40.5 million versus 3Q19 $190.0 million in 4Q19 compared to $149.5 million in 3Q19

Government-Guaranteed Lending Managed SBA 7A and USDA Loans Top 5 SBA lender nationally; #1 lender in Illinois and Wisconsin $131.9 million in closed loan commitments in 4Q19, compared to $125.1 million in 3Q19 Managed government guaranteed portfolio increased $28 million to $1.9 billion as of 4Q19 Sector Concentration Represents sectors with less than 5% of the total portfolio. ($ in millions) Total SBC Closed Loan Commitments

Total deposits increased $67.3 million to $4.1 billion Growth entirely attributable to increases in lower-cost deposit categories Average non-interest bearing deposits increased $65.4 million Total deposit costs decreased six basis points from prior quarter Loan to deposit ratio declined to 91.56% from 94.07% Non interest bearing stood at 30.9% and core at 83.1% of total deposits Deposit Trends Average Non-Interest Bearing Deposits ($ in millions) Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends Net Interest Income decreased $3.9 million to $53.9 million, due to lower accretion and lower interest rates partially offset by lower funding costs Net interest margin decreased 30 basis points to 4.32% from 3Q19 Loan yields were impacted by accretion and short-term rates Cost of deposits declined by six bps to 88 bps Net Interest Margin Net Interest Income ($ in millions) NIM, Yields, and Costs Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Total Non-Interest Income Non-Interest Income Trends Non-interest income decreased $290,000 from 3Q19 Unfavorable change in fair value of servicing asset due to higher prepayment speeds and discount rates Lower net gains on sales of loans Partially offset by higher swap-related income ($ in millions) Average Net Premiums Net Gains on Sales of Loans $101.5 million of loan sales in 4Q19, compared to $93.3 million in 3Q19 Decreased average premiums Small Business Capital

Non-Interest Expense Trends Non-interest expenses, excluding significant adjustment items(1), was $43.4 million, down from $44.3 million in 3Q19 Decrease in professional fees as prior quarter reflected non-recurring costs Increase in loan expenses on government guaranteed loans Adjusted efficiency ratio(1) of 60.51%, compared with 58.17% in prior quarter, as a result of decreased revenue during the fourth quarter of 2019 Non-interest expense to average assets of 3.19%, compared with 3.32% in prior quarter ($ in millions) Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1) (1)

Asset Quality Trends Non-performing assets to total assets declined to 0.87% in 4Q19 from 0.89% in 3Q19 NPLs/ Total Loans & Leases declined by 9 bps to 1.00% in 4Q19 from 1.09% in 3Q19 NPLs/ Total Loans & Leases (excluding government guaranteed) decreased to 0.89% in 4Q19 from 0.98% in 3Q19 Other real estate owned increased by $3.4 million during the quarter NCOs/ average loans and leases declined to 42 bps in 4Q19 from 56 bps in 3Q19 ALLL/Loans and Leases increased to 0.84% in 4Q19 compared to 0.82% in 3Q19 Acquisition accounting adjustments on acquired loans decreased to $28.5 million versus $31.1 million in the prior quarter NPLs / Total Loans & Leases ALLL / Loans & Leases

Appendix

Hand-Picked Management Team with Deep Market Experience Name Title Years in Banking Years in Market Prior Experience Alberto Paracchini CEO & President 26 26 Served as Principal for BXM Holdings, Inc. Served as President and CFO of Popular Financial Holdings Former CFO and COO at Banco Popular North America Lindsay Corby EVP, Chief Financial Officer 18 18 Served as Principal at BXM Holdings, Inc. Vice President, depositories investment banking, Keefe, Bruyette & Woods Served as a Director at QCR Holdings, Inc. Owen Beacom EVP, Chief Credit Officer 36 36 Group Manager at American National Bank/JP Morgan Chase Served as Managing Director at First Bank & Trust Tom Abraham President of Small Business Capital 30 30 Commercial Finance Group Manager at Sanwa Business Credit Corp Vice President, Business Development at Questech Financial Services Senior Vice President, Sales & Marketing at Ridgestone Bank Brogan Ptacin EVP, Head of Commercial Banking 35 35 Executive Vice President, Royal American Bank Executive Vice President, Corporate Banking at Midwest Bank & Trust Managing Director, First Bank & Trust John Barkidjija EVP, Head of CRE & Specialty Finance 22 22 Executive Vice President, CRE Chief Credit Officer at Corus Bank Senior Vice President, CRE Lending at Corus Bank Former CCO at Bridgeview Bank Group Dana Traci EVP, Chief Human Resources Officer 25 25 Served as Interim Chief Human Resources Officer at Discover Financial Services Vice President, HR Consulting and Talent at Discover Financial Services Megan Biggam SVP, Head of Retail Banking 17 17 Division Marketing Manager at Washington Mutual Regional Marketing Director for TCF Bank for the Chicagoland and Milwaukee markets Michelle Johnson SVP, Chief Risk Officer 13 13 Information Security Officer/Associate Managing Director at The PrivateBank Integrations Risk Manager/Associate Managing Director at Talmer Bank and Trust Enterprise Risk at the OCC Don Gibson EVP, General Counsel 31 36 General Counsel at Boulevard Bank Partner at Tatooles, Foley, Kluever & Gibson Partner at McGuireWoods LLP General Counsel at MB Financial Bank Average 25.3 years 25.8 years

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. For the Three Months Ended, December 31, 2019 September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 Income Statement Net interest income $53.9 $57.8 $54.4 $50.1 $53.3 Provision 4.4 5.9 6.4 4.0 3.9 Non-interest income 14.5 14.8 14.2 12.0 14.3 Non-interest expense 43.7 45.4 44.0 40.7 40.1 Pretax income 20.3 21.3 18.3 17.4 23.6 Income taxes 4.5 5.9 5.1 4.8 6.5 Net income 15.9 15.3 13.2 12.6 17.1 Dividends on preferred shares 0.2 0.2 0.2 0.2 0.2 Net income (loss) available attributable to common shareholders $15.7 $15.1 $13.0 $12.4 $16.9 Diluted earnings (loss) per common share(1) $0.41 $0.39 $0.34 $0.34 $0.46 Balance Sheet Total loans and leases $3,785.7 $3,831.1 $3,863.1 $3,567.6 $3,501.6 Total deposits 4,147.6 4,080.3 4,060.2 3,808.5 3,749.9 Tangible common equity(1) 559.4 545.9 525.7 498.5 478.6             Balance Sheet Metrics Loans and leases / deposits 91.56% 94.07% 95.60% 93.69% 93.91% Tangible common equity / tangible assets(1) 10.47 10.38 10.09 10.28 10.01 Key Performance Ratios Net interest margin 4.32% 4.62% 4.51% 4.43% 4.69% Efficiency ratio 60.93 59.81 61.19 62.68 56.63 Adjusted efficiency ratio(1) 60.51 58.17 56.02 59.55 54.76 Non-interest expense to average assets 3.19 3.32 3.34 3.32 3.25 Non-interest income to total revenues(1) 21.21 20.38 20.67 19.31 21.16 Return on average assets 1.16 1.12 1.00 1.03 1.39 Adjusted return on average assets(1) 1.17 1.18 1.21 1.14 1.47 Tangible book value per share(1) $14.62 $14.30 $13.79 $13.70 $13.17

Non-GAAP Reconciliation

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